UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

NOVANTA INC.

(Exact name of registrant as specified in is charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2022, Novanta Inc. (the “Company”), Novanta Corporation (the “Lead Borrower”), Novanta UK Investments Holding Limited (the “U.K. Borrower”), and Novanta Europe GmbH (the “German Borrower” and together with the Company, the Lead Borrower and the U.K. Borrower, the “Borrowers”) and certain of the Company’s wholly owned subsidiaries as Guarantors entered into an amendment (the “Fifth Amendment”) to the Third Amended and Restated Credit Agreement, dated as of December 31, 2019 (as amended, the “Credit Agreement”) with Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and lender, and the other parties thereto.  The Fifth Amendment amends the Credit Agreement to extend the maturity date thereof from December 31, 2024 to March 10, 2027, update the pricing grid, replace LIBOR with SOFR as the reference rate for US dollar borrowings, increase the uncommitted accordion option from $200 million to $350 million, and add the Company as a Borrower.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full amendment attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 in connection with the Fifth Amendment is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Fifth Amendment to Third Amended and Restated Credit Agreement. (Pursuant to Item 601 (a)(5) of Regulation S-K, certain schedules and exhibits have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule and exhibit to the Securities and Exchange Commission upon request.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.

Date: March 15, 2022	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer